AGRICULTRUAL BANK OF CHINA YUNNAN
                    PROVINCIAL BRANCH DOCUMENTS

                           No.477(1996)



                   NOTICE OF SUBSIDIARIES OF THE
                 AGRICULTURE BANK OF CHINA, YUNNAN
              PROVINCIAL BRANCH ACTING AS THE AGENTS
                 FOR THE COLLECTION AND RECEIPT OF
                    PAYMENT FOR KUNMING XINMAO
                PETROCHEMICAL INDUSTRIAL CO., LTD.

To all subsidiaries of the Agriculture Bank of China Yunnan
Provincial Branch,

The Agriculture Bank of China, Yunnan Provincial Branch,
(hereinafter "the Bank") and Kunming Xinmao Petrochemical
Industrial Co., Ltd.(hereinafter Xinmao Co.") signed an agreement concerning the Bank acting as the agent for the collection and receipt of payment for Xinmao Co. on November21, 1996 as follows:

I. We will establish agents in our subsidiaries for the collection and receipt of payment for Xinmao Co.. Presently, we have six agents in Chenggong County Fuel Co., Jinning County Foreign Trade Co., Anning County Fuel Co., Yiliang County Stable Material Supply Co., Lunan County Fuel Co. and Ershan County Agricultural Machinery Factory which cover Kunming and Yuxi cities. With the development and extension, we will establish more subsidiaries in other counties, states and regions.

II. The International Business Department of the Bank is authorized to the implementation of the agreement and to provide instruction to subsidiaries regarding the operation of the agent business.

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Ill. Xinmao Co. shall open an account in the International
Business Department of the Bank. and allI the agents shall transfer the payment to Xinmao Co.'s account in time according to the contract.

IV. Each agent shall negotiate with the International Business
Department of the Bank regarding the agent service charges and the business service charges.

V. If there are any problems in the procedure of the agent business! please notify us immediately.

The contract is attached.

November21, 1996

This Notice will be sent to Xinmao Co., the International Business Department, the Accounting Department, the Cashiers Department, the Planning Department, the General Office and the Inspection
Department of the Bank.